Exhibit 32.2

                               CERTIFICATION UNDER
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





In connection with the Annual Report of Glacier Water Services, Inc., (the Company) on Form 10-K for the year ended December 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, W. David Walters, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to and for the purposes of 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates indicated and results of operations of the Company for the years indicated.


/s/ W. David Walters


W. David Walters
Senior Vice President and Chief Financial Officer
March 22, 2004